UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CALIBERCOS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

CaliberCos Inc.

8901 E. Mountain View Rd. Ste. 150
Scottsdale, Arizona 85258

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on April 21, 2025
10:00 a.m. Mountain Standard Time

To the Stockholders of CaliberCos Inc.:

You are cordially invited to attend the special meeting of stockholders (the "Special Meeting") of CaliberCos Inc. ("Caliber", "we", "our", "us", the "Company"), a Delaware corporation to be held on Monday, April 21, 2025, at 10:00 a.m. Mountain Standard Time, in virtual meeting format. You will be able to attend the Special Meeting in virtual format and vote online by accessing www.cleartrustonline.com/cwd and following instructions provided to you with these proxy materials and at such website.

At the Special Meeting, you will be asked to consider and act upon the following matters:

1.To approve the amendment of the Company’s Third Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio between 1-for-5 to 1-for-20, as determined by the Company’s Board of Directors (the “Charter Amendment Proposal”), for the sole purpose of regaining compliance with the Nasdaq Stock Market (“Nasdaq”) requirement for continued listing;
2.To approve, for the purpose of complying with the applicable provisions of Nasdaq Listing Rule 5635, the potential issuance of shares of our Class A Common Stock pursuant to the Equity Purchase Agreement, dated March 20, 2025, by and between the Company and Mast Hill, L.P.;
3.To approve, for the purpose of complying with the applicable provisions of Nasdaq Listing Rule 5635, the potential issuance of shares of our Class A Common Stock pursuant to (i) the securities purchase agreement dated March 20, 2025 (the “SPA”), (ii) the senior secured promissory note dated March 20, 2025, (iii) the warrant issued pursuant to the SPA; and
4.The adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to establish a quorum and/or solicit additional proxies if there are insufficient votes to adopt Proposal No. 1, Proposal No. 2 and Proposal No.3.

The Board of Directors has fixed the close of business on March 19, 2025, as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 21, 2025: The 2025 Notice of Meeting, Proxy Statement, and Proxy Card are available at www.cleartrustonline.com/cwd.

By order of the Board of Directors,

John C. Loeffler, II
Chairman and Chief Executive Officer

Vote via the Internet:
Click on www.cleartrustonline.com/cwd and log-in using your 12-digit control code.

Vote by Mail:
Mark, sign and date your proxy card and return it in the envelope provided or return it to:
ClearTrust, LLC - Proxy Agent
16540 Pointe Village Dr., Ste 210
Lutz, Florida 33558

Vote by Email:
Email: inbox@cleartrusttransfer.com
Have your 12-digit control code and follow the instructions.

Vote by Phone:
Phone: 813-235-4490
Have your 12-digit control code and follow the instructions.

Your vote is important. Whether or not you plan to attend the Special Meeting, we hope you will vote as soon as possible. Voting over the Internet, by mail, by email, or by telephone will ensure your representation at the Special Meeting regardless of whether or not you attend.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Special Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Special Meeting in order to vote.

CaliberCos Inc.
8901 E. Mountain View Rd. Ste. 150
Scottsdale, Arizona 85258

PROXY STATEMENT

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CaliberCos Inc. a Delaware corporation (the “Company,” “Caliber,” “we,” “our” or “us”), of proxies to be voted at our Special Meeting of Stockholders (the “Special Meeting” or the “Meeting”) and at any adjournment or postponement of the Meeting. The Special Meeting will take place on Monday, April 21, 2025, beginning at 10:00 a.m. Mountain Standard Time. The Special Meeting will be held in virtual meeting format, which stockholders and proxyholders may access at ww.cleartrustonline.com/cwd. Enter your 12-digit control code and follow the instructions provided to you with these proxy materials or at such website.

We anticipate that this Proxy Statement, Notice of Meeting, and Proxy Card will be mailed to our stockholders commencing on or about April [*], 2025.

The purpose of the Special Meeting is to seek stockholder approval of the following Proposals:

1.To approve the amendment of the Company’s Third Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio between 1-for-5 to 1-for-20, as determined by the Company’s Board of Directors (the “Charter Amendment Proposal”), for the sole purpose of regaining compliance with the Nasdaq Stock Market (“Nasdaq”) requirement for continued listing;

2.To approve, for the purpose of complying with the applicable provisions of Nasdaq Listing Rule 5635, the potential issuance of shares of our Class A Common Stock pursuant to the Equity Purchase Agreement, dated March 20, 2025, by and between the Company and Mast Hill, L.P. (the “ELOC Share Issuance Proposal”); and

3.To approve, for the purpose of complying with the applicable provisions of Nasdaq Listing Rule 5635, the potential issuance of shares of our Class A Common Stock pursuant to (i) the securities purchase agreement dated March 20, 2025 (the “SPA”), (ii) the senior secured promissory note dated March 20, 2025, (iii) the warrant issued pursuant to the SPA (the “SPA Share Issuance Proposal”); and

4.The adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to establish a quorum and/or solicit additional proxies if there are insufficient votes to adopt Proposal No. 1, Proposal No. 2 or Proposal No. 3.

Frequently Asked Questions About the Special Meeting and Voting

1.Who is entitled to vote at the Special Meeting?

Holders of our Class A common stock, par value $0.001 per share (“Class A Common Stock”), and holders of our Class B common stock, par value $0.001 per share (“Class B Common Stock” and with the Class A Common Stock, the “Common Stock”) as of March 19, 2025 (the “Record Date”) are entitled to receive the Notice of Special Meeting and to vote their shares at the Special Meeting.

Holders of Class A Common Stock as of the Record Date are entitled to one (1) vote per share on each matter that is submitted to stockholders for approval. Holders of Class B Common Stock as of the Record Date are entitled to ten (10) votes per share on each matter that is submitted to stockholders for approval. The holders of Class A Common Stock and Class B Common stock vote together as a single class.

2.How many shares of Common Stock are “outstanding”?

As of March 19, 2025, there were 15,695,959 shares of Class A Common Stock and 7,416,414 shares of Class B Common Stock outstanding and entitled to be voted at the Special Meeting.

3.What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the “stockholder of record” of those shares. This Notice of Special Meeting and Proxy Statement and any accompanying materials have been provided directly to you by CaliberCos Inc.

If your shares are held through a broker, bank or other holder of record, you hold your shares in “street name” and are considered the “beneficial owner” of those shares. This Notice of Special Meeting and Proxy Statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following their instructions for voting. Absent instructions from you, under applicable regulatory requirements, your broker may not vote your shares on the approval of the amendment to the Third Amended and Restated Certificate of Incorporation (the “Amendment”), the ELOC Share Issuance Proposal, the SPA Share Issuance Proposal, or the Adjournment Proposal.

4.Are proxy materials available on the Internet?

Yes. We are providing our proxy materials using the full set delivery option pursuant to Rule 14a-16(n) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition to delivery of proxy materials to stockholders, the Company must post all proxy materials on a publicly-accessible website and provide information to stockholders about how to access the website. Our proxy materials are available at www.cleartrustonline.com/cwd. You must have your 12-digit control code to enter the secure portal.

5.How do I vote?

You may vote using any of the following methods:

On the Internet

The Company has established Internet voting procedures for stockholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern Time, on April 20, 2025.

The availability of Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials you receive.

The website for internet voting by record holders is www.cleartrustonline.com/cwd. You must enter your 12-digit control code to navigate the secure portal. If you vote on the Internet, you also can request electronic delivery of future proxy materials.

By Email

If you are a stockholder of record, you may vote by email to inbox@cleartrusttransfer.com. Have your proxy card and 12-digit control code.

By Telephone

If you are a stockholder of record, you may vote by calling 813-235-4490. Have your proxy card and 12-digit control code.

By Mail

Complete, sign and date the accompanying proxy or voting instruction card and return it in the prepaid envelope. If you are a stockholder of record and return your signed proxy card but do not indicate your voting preferences, the proxy holders named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors.
ClearTrust, LLC - Proxy Agent
16540 Pointe Village Dr., Ste 210
Lutz, Florida 33558

Your vote is important. Please complete vote using one of the voting methods above to ensure that your vote is received timely.

6.What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:
•giving written notice to the Corporate Secretary of the Company;
•delivering a valid, later-dated proxy by mail, or a later-dated vote on the Internet, by email, or by telephone in a timely manner; or
•voting by ballot at the Special Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record.

All shares for which proxies have been properly submitted and not revoked will be voted at the Special Meeting.
7.How will your proxy vote your shares?

Your proxy will vote according to your instructions. If you vote by mail and complete, sign, and return the proxy card provided by us but do not indicate your vote, your proxy will vote “FOR” the approval of the Charter Amendment Proposal, “FOR” the ELOC Share Issuance Proposal, “FOR” the SPA Share Issuance Proposal, and “FOR” the Adjournment Proposal. No other matters are to be presented at the Special Meeting.

At the Special Meeting, the persons named in the proxy card or, if applicable, their substitutes, will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board of Directors recommends, which is:

•FOR the approval of the Amendment to affect the Reverse Stock Split;
•FOR the approval of the ELOC Share Issuance Proposal;
•FOR the approval of the SPA Share Issuance Proposal;
•FOR the adjournment of the Special Meeting.

8.Where can you find the voting results?

We intend to announce the preliminary voting results at the Special Meeting and will publish the final results in a Current Report on Form 8-K, which we will file with SEC no later than four business days following the Special Meeting. If the final voting results are unavailable in time to file a current report on Form 8-K with the SEC within four business days after the Special Meeting, we intend to file a Form 8-K to disclose the preliminary results and, within four business days after the final results are known, will file an additional current report on Form 8-K with the SEC to disclose the final voting results.

9.What is a broker non-vote?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. Brokers, banks, or other agents that have not received voting instructions from their clients cannot vote on their clients’ behalf with respect to proposals that are not “routine” but may vote their clients’ shares on

“routine” proposals. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

If you are a beneficial owner whose shares are held of record by a broker, your broker does not have discretionary authority to vote on the Charter Amendment Proposal, the ELOC Share Issuance Proposal, the SPA Share Issuance Proposal or the Adjournment Proposal, in which case a broker non-vote will occur and your shares will not be voted on these matters.

Broker non-votes will have no effect on Proposal One, Proposal Two, Proposal Three, or Proposal Four.

10.What is a quorum for the Special Meeting?

The presence, in person or by proxy, of stockholders holding at least a majority of the outstanding shares of Common Stock entitled to vote constitutes a quorum for the transaction of business at the Special Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

11.What are the voting requirements to approve each of the proposals discussed in this Proxy Statement?

Amendment to the Third Amended and Restated Certificate of Incorporation

Approval of the Amendment to effect a Reverse Stock Split will require the affirmative vote of a majority of shares present in person via the live webcast or represented by proxy at which a quorum is present at the Special Meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the Amendment. If you hold your shares in “street name” and you do not instruct your broker how to vote for the Amendment a broker non-vote will occur and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the amendment to the Third Amended and Restated Certificate of Incorporation. Abstentions will be counted as votes “against” the Amendment and will be considered present for the purposes of determining the presence of a quorum.

Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

ELOC Share Issuance Proposal

Approval of the ELOC Share Issuance Proposal will require the affirmative vote of a majority of shares present in person via the live webcast or represented by proxy at which a quorum is present at the Special Meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the ELOC Share Issuance Proposal. If you hold your shares in “street name” and you do not instruct your broker how to vote for the ELOC Share Issuance Proposal, a broker non-vote will occur and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the ELOC Share Issuance Proposal. Abstentions will be counted as votes “against” the ELOC Share Issuance Proposal and will be considered present for the purposes of determining the presence of a quorum. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

SPA Share Issuance Proposal

Approval of the SPA Share Issuance Proposal will require the affirmative vote of a majority of shares present in person via the live webcast or represented by proxy at which a quorum is present at the Special Meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the SPA Share Issuance Proposal. If you hold your shares in “street name” and you do not instruct your broker how to vote for the SPA Share Issuance Proposal, a broker non-vote will occur and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the SPA Share Issuance Proposal. Abstentions will be counted as votes “against” the SPA Share Issuance Proposal and will be considered present for the purposes of determining the presence of a quorum. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

Adjournment Proposal

Approval of the Adjournment Proposal will require the affirmative vote of a majority of shares present in person via the live webcast or represented by proxy at the Special Meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the Adjournment Proposal. If you hold your shares in “street name” and you do not instruct your broker how to vote for the Adjournment Proposal, a broker non-vote will occur and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the Adjournment Proposal. Abstentions will be counted as votes “against” the Adjournment Proposal and will be considered present for the purposes of determining the presence of a quorum. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

12.Could other matters be decided the Special Meeting?

Only the matters referred to in this Proxy Statement may be presented at the Special Meeting.

13.Who will pay for the costs of the Special Meeting and this proxy solicitation?

The Company will pay the costs associated with the Special Meeting and solicitation of proxies, including the costs of transmitting the proxy materials. In addition to solicitation by mail, our directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals, and we will reimburse them for their expenses. We have not retained a soliciting agent to assist in the solicitation of proxies.

14.Do the Executive Officers and Directors have any interest in the matters to be decided at this Special Meeting?

None of the Company’s executive officers or directors has any interest in any of the matters to be acted upon at the Special Meeting.
15.What is “Householding”?

“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in “street name,” your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

PROPOSAL ONE

APPROVAL OF AN AMENDMENT OF THE COMPANY’S THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN 1-FOR-5 TO 1-FOR-20, AS DETERMINED BY THE COMPANY’S BOARD OF DIRECTORS

As of March 17, 2025, the Board of the Company adopted, approved and declared advisable, an amendment to our Third Amended and Restated Certificate of Incorporation, which would effect, at the Board’s discretion, a reverse stock split of all issued and outstanding shares of our Common Stock, at a ratio ranging from 1-for-5 to 1-for 20 (the “Reverse Stock Split”) to be determined by the Board. Our Board has recommended that the amendment be submitted to the stockholders of the Company for approval. The primary purpose of the Reverse Stock Split is to maintain the Company’s listing on the Nasdaq Stock Market LLC (“Nasdaq”).

Our stockholders are being asked to approve the proposed amendment pursuant to this Proposal One to effect a Reverse Stock Split of the issued and outstanding shares of Common Stock. Accordingly, effecting a Reverse Stock Split would reduce the number of outstanding shares of Common Stock. The text of the proposed form of Certificate of Amendment to our Third Amended and Restated Certificate of Incorporation, as amended, which we refer to as the “Certificate of Amendment”, is attached hereto as Appendix A.

We are proposing that our Board have the discretion to select the Reverse Stock Split ratio from within a range between and including 1-for-5 to 1-for-20, rather than proposing that stockholders approve a specific ratio at this time, in order to give our Board the flexibility to implement a Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below. If Proposal One is approved, the Company, at its discretion, will file the Certificate of Amendment no later than May 8, 2025, setting forth the Reverse Stock Split ratio determined by the Board, with the Secretary of State of the State of Delaware and the Reverse Stock Split will be effective on the date of filing of the Certificate of Amendment with the office of the Secretary of State of the State of Delaware, or such time and/or date as is set forth in the Certificate of Amendment. Except for adjustments that may result from the treatment of fractional shares as described below, each of our stockholders will hold the same percentage of our outstanding Common Stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.

Reasons for Effecting the Reverse Stock Split

On May 1, 2024, the Company received a letter from the Nasdaq Listing Qualifications Department staff (“Staff”) indicating that, based upon the closing bid price of the Company’s common stock for the prior 30 consecutive business days, the Company was not in compliance with the Nasdaq requirement to maintain a minimum bid price of $1 per share, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company had 180 calendar days to regain compliance with the Minimum Bid Price Requirement. On November 11, 2024, the Company requested an additional 180-day extension to regain compliance and provided written notice to Nasdaq of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary. On November 12, 2024, the Company received a letter from the Staff granting the Company’s request for an additional 180 calendar day extension, or until May 12, 2025, to regain compliance with the Minimum Bid Price Requirement, by having our Class A Common Stock meet a minimum closing bid price of at least $1 for a minimum of ten consecutive business days. If compliance cannot be demonstrated by May 12, 2025, the staff will provide written notification that the Company’s securities will be delisted. At that time, the Company may appeal the staff’s determination to a Nasdaq Hearings Panel.

The primary purpose of the Reverse Stock Split is to increase the per share price of our Class A Common Stock in order to maintain the listing of our Class A Common Stock on Nasdaq. Our Board believes that, in addition to increasing the price of our Class A Common Stock, the Reverse Stock Split would make our Class A Common Stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our stockholders’ best interests.

No further action on the part of the stockholders will be required to implement the Reverse Stock Split, or to select the specific ratio for the Reverse Stock Split. If this Amendment Proposal is approved, the Board would make the determination as to the final ratio of the Reverse Stock Split which will be reflected in the Certificate of Amendment. The description of the Amendment set forth herein is a summary only and is qualified in its entirety by and subject to the full text of the form of the Certificate of Amendment.

Our Board of Directors believes that the increased market price of our Common Stock expected as a result of implementing a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.

•Stock Price Requirements: We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.

•Stock Price Volatility: Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

The Board believes that effecting the Reverse Stock Split is one potential means of increasing the share price of our Common Stock to improve the perception of our common stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our common stock, but also our market liquidity. While the Board believes that the Company’s Class A Common Stock would trade at higher prices after the consummation of the Reverse Stock Split, there can be no assurance that the increase in the trading price will occur, or, if it does occur, that it will equal or exceed five to twenty times the market price of the common stock prior to the Reverse Stock Split.

Our Board strongly believes that the Reverse Stock Split is necessary to maintain our listing on Nasdaq. Accordingly, the Board has proposed the Amendment for approval by our stockholders at the Special Meeting to permit the Board to effect the Reverse Stock Split if the Board determines it is advisable prior to May 12, 2025.

Principal Effects of the Reverse Stock Split

The Reverse Stock Split would have the following effects based upon 15,695,959 shares of Class A Common Stock and 7,416,414 shares of Class B Common Stock issued and outstanding as of the Record Date. In the following discussion, we provide examples of the effects of the Reverse Stock Split at the lower-end of the range of the Ratio and at the higher-end of the range of the Ratio.

If the Reverse Stock Split is approved at the low end of the range:

•in a 1-for-5 Ratio, every five shares of our Common Stock issued and outstanding immediately prior to the Reverse Stock Split effective date (the “Old Shares”) owned by a stockholder will automatically and without any action on the part of the stockholders be converted into one (1) share of Common Stock (the “New Shares”);

•the number of shares of our Class A Common Stock issued and outstanding will be reduced from 15,695,959 shares to approximately 3,139,192 shares; and

•the number of shares of our Class B Common Stock issued and outstanding will be reduced from 7,416,414 shares to approximately 1,483,283 shares.

If the Reverse Stock Split is approved at the high end of the Reverse Stock Split range:

•in a 1-for-20 Ratio, every twenty of our Old Shares owned by a stockholder would be exchanged for one (1) New Share;

•the number of shares of our Class A Common Stock issued and outstanding will be reduced from 15,695,959 shares to approximately 784,798 shares; and

•the number of shares of our Class B Common Stock issued and outstanding will be reduced from 7,416,414 shares to approximately 370,821 shares.

Common Stock. The Reverse Stock Split will be effected simultaneously for all of our outstanding shares of Common Stock and the exchange ratio will be the same for all of our outstanding shares of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share. As described below, stockholders and, upon exercise, holders of options and warrants holding fractional shares will have their shares rounded up to the nearest whole number. Shares of Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.

Fractional Shares. No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the final ratio determined by the Board, will be entitled to a number of shares of New Shares rounded up to the nearest whole number. The ownership of a fractional interest will not give the stockholder any voting, dividend or other rights except to have his or her fractional interest rounded up to the nearest whole number when the New Shares are issued.

Convertible Securities. All outstanding preferred stock, options, warrants, notes, debentures and other securities convertible into shares of the Company’s Class A Common Stock will be adjusted as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, the conversion ratio for each security will be reduced, and the conversion price or exercise price, if applicable, will be increased, in accordance with the terms of each security and based on the ratio in the range between and including 1-for-5 shares and 1-for-20 shares, with the final ratio to be determined by the Company’s Board.

Equity Incentive Plan. The number of shares then reserved for issuance under our 2024 Equity Incentive Plan will be reduced proportionally based on the Reverse Stock Split ratio selected by the Board.

Certain Risks Associated with a Reverse Stock Split

Reducing the number of outstanding shares of the Company’s Common Stock through the Amendment is intended, absent other factors, to increase the per share market price of the Class A Common Stock. Other factors, however, such as the Company’s financial results, market conditions, the market perception of the Company’s business and other risks, including those set forth below and in the Company’s SEC filings and reports, including its Annual Report on Form 10-K for the year ended December 31, 2024, may adversely affect the market price of the Class A Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of the Class A Common Stock will increase following the Reverse Stock Split or that the market price of the Class A Common Stock will not decrease in the future.

The Reverse Stock Split May Not Result in a Sustained Increase in the Price of the Class A Common Stock. The effect of the Reverse Stock Split upon the market price of the common stock cannot be predicted with any certainty and the Company cannot assure you that the Reverse Stock Split will result in a sustained increase in the price of the common stock for any meaningful period of time, or at all. The Board believes that the Reverse Stock Split has the potential to increase the market price of the common stock and therefore may help to satisfy the Minimum Bid Price Requirement. However, the long- and short-term effect of the Reverse Stock Split upon the market price of the Class A Common Stock cannot be predicted with any certainty.

The Reverse Stock Split May Decrease the Liquidity of the Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of the Class A Common Stock, which could lead to increased interest in the Class A Common Stock and possibly promote greater liquidity for the Company’s stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding Common Stock, which may lead to reduced trading and a smaller number of market makers for the Class A Common Stock. There also can be no assurance the Reverse Stock Split will enhance the Company’s ability to engage in capital raising activities.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their shares of Common Stock.

The Reverse Stock Split May Lead to a Decrease in the Overall Market Capitalization of the Company. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in the overall market capitalization of the Company. If the per share market price of the Class A Common Stock does not increase in proportion to the ratio, then the value of the Company, as measured by the market capitalization of the Company, will be reduced.

Impact of a Reverse Stock Split If Implemented

The Reverse Stock Split would affect all holders of Common Stock uniformly and would not affect any stockholder’s percentage ownership interests or proportionate voting power. The other principal effects of the Charter Amendment will be that:

•the number of issued and outstanding Common Stock (and treasury shares, if any), will be reduced proportionately based on the final ratio, as determined by the Board;

•based on the final Ratio, the per share exercise price of all outstanding options and warrants will be increased proportionately and the number of shares of Common Stock issuable upon the exercise of all outstanding options and warrants will be reduced proportionately; and

•the number of shares reserved for issuance pursuant to any outstanding equity awards and any maximum number of shares with respect to which equity awards may be granted will be reduced proportionately based on the final Ratio.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. Although we consider financing opportunities from time to time, we do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised or converted after the Reverse Stock Split is effected.

Accounting Matters. The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced in proportion to the Reverse Stock Split ratio (that is, in a 1-for-5 Reverse Stock Split, the stated capital attributable to our Common Stock will be reduced to one-fifth of its existing amount and in a 1-for-20 Reverse Stock Split, the stated capital attributable to our Common Stock will be reduced to one-twentieth of its existing amount) and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will also be increased because there will be fewer shares of our Common Stock outstanding.

Potential Anti-Takeover Effect. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Stock Split was not proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to our Board and stockholders. Other than the Reverse Stock Split, our Board does not currently contemplate recommending the adoption of any other corporate action that could be construed to affect the ability of third parties to take over or change control of the Company.

The number of shares held by each individual stockholder will be reduced if the Reverse Stock Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Stock Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their shares.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. If the proposed Reverse Stock Split is implemented, our Class A Common Stock will continue to be reported on Nasdaq under the symbol “CWD.” We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Procedure for Effecting a Reverse Stock Split

The Reverse Stock Split will be accomplished by our Board of Directors passing a resolution to effect the Reverse Stock Split (the “Board Resolution”). The Reverse Stock Split will become effective at such future date and the exact ratio to be as determined by the Board and an amendment will be made to the Company’s Third Amended and Restated Certificate of Incorporation and filed with the Secretary of State of the State of Delaware (which we refer to as the “Effective Time”) following passing of the Board Resolution. As soon as practicable after the Effective Time, stockholders will be notified that the Reverse Stock Split has been effected.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of a Reverse Stock Split to our stockholders. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a Reverse Stock Split. This discussion only addresses stockholders who hold Common Stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our Common Stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Stock Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

In general, the federal income tax consequences of a Reverse Stock Split will vary among stockholders depending upon whether they receive solely a reduced number of shares of Common Stock in exchange for their old shares of Common Stock or a full share in lieu of a fractional share. We believe that because the Reverse Stock Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Stock Split should have the following federal income tax effects. The Reverse Stock Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of Common Stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its old shares of Common Stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A stockholder who holds a number of shares of Common Stock not evenly divisible by the Ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share are not clear. A stockholder that receives a full share in lieu of a fractional share may be treated as though it received a distribution from us to the extent that the value of the full share exceeds the value of the fractional share the stockholder otherwise would have received. Such distribution would generally be a dividend to the extent of our current or accumulated earnings and profits. Any amount in excess of earnings and profits would generally reduce the stockholder’s basis in their shares of Common Stock by the amount of such excess. The portion of the full share in excess of the fractional share would generally have a tax basis equal to the amount recognized as a dividend and the holding period for such share would begin on the date of the deemed distribution. Stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving an additional fraction of a share in the Reverse Stock Split.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to this Proposal Two, and we will not independently provide our stockholders with any such right if the Reverse Stock Split is implemented.

Vote Required and Board’s Recommendation

Approval of the Amendment to effect the Reverse Stock Split requires the affirmative vote of a majority of shares present in person via the live webcast or represented by proxy at which a quorum is present at the Special Meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will be counted as votes “against” the Amendment. Brokerage firms do not have authority to vote beneficial owners’ shares held by the firms in street name on this proposal. If you do not instruct your broker how to vote, a broker non-vote will occur. Broker non-votes will have no effect on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT AND THE AMENDMENT.

PROPOSAL TWO

APPROVAL OF POTENTIAL ISSUANCE OF SHARES OF OUR COMMON STOCK UNDER THE EQUITY PURCHASE AGREEMENT EFFECTIVE AS OF MARCH 20, 2025

The Company is seeking stockholder approval for the potential issuance of shares of the Company’s Class A Common Stock by the Company under applicable listing rules and regulations of Nasdaq.

On March 20, 2025, the Company entered into a Equity Purchase Agreement (the “Agreement”) with Mast Hill, L.P. (the “Investor”) effective as of March 20, 2025. The information set forth in this ELOC Share Issuance Proposal is qualified in its entirety by reference to the full text of the Equity Purchase Agreement attached as Exhibit 10.4 to our Current Report on Form 8-K filed with the SEC on March 26, 2025. Stockholders are urged to carefully read this document. Capitalized terms used herein but not otherwise defined have the meaning ascribed to them in the Agreement.

Pursuant to the Agreement, the Company has the right to issue and sell to the Investor, from time to time, up to $25 million worth of shares (the “Put Shares”) of the Company’s Class A common stock, par value $0.001 per share (the “Class A Common Stock”), subject to the terms and conditions specified in the Agreement. Under the Agreement, the Company may, at its discretion, issue and sell Put Shares to the Investor by delivering written notice (“Put Notice”). The Company may direct the Investor to purchase Put Shares (i) in a minimum amount not less than $5,000.00 and (ii) in a maximum amount up to the lesser of (a) $500,000.00 or (b) 40% of the Average Daily Trading Value (as defined in the Equity Purchase Agreement).

The number of Put Shares to be purchased by the Investor shall not exceed the number of such shares that, when aggregated with all other shares of Class A Common Stock then owned by the Investor beneficially or deemed beneficially owned by the Investor, would result in the Investor owning more than the 4.99%. In addition, unless the Company obtains approval from its stockholders, it may not effect any sales of the Put Shares under the Agreement and the Investor will not have the obligation to purchase Put Shares under the Agreement to the extent that such issuance would exceed 1,568,811 (the “Exchange Cap”).

The Agreement will automatically terminate on the earlier of (i) the date on which the Investor shall have purchased Put Shares pursuant to the Agreement equal to the Maximum Commitment Amount, (ii) twenty-four (24) months after the date of the Agreement, (iii) written notice of termination by the Company to the Investor (which shall not occur during any Valuation Period or at any time that the Investor holds any of the Put Shares), (iv) the Registration Statement is no longer effective after the initial effective date of the Registration Statement, or (v) the date that, pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, a Custodian is appointed for the Company or for all or substantially all of its property or the Company makes a general assignment for the benefit of its creditors. The Company has the right to terminate the Agreement at any time by written notice to the Investor, except during any Valuation Period or at any time the Investor holds any of the Put Shares.

Neither the Agreement nor any rights of the Investor or the Company thereunder may be assigned by either party to any other Person.

No provision of the Agreement may be amended or waived by the Company or the Investor from and after the date that is one Trading Day immediately preceding the initial filing of the Registration Statement with the Securities and Exchange Commission. Subject to the immediately preceding sentence, (i) no provision of the Agreement may be amended other than by a written instrument signed by the Company and the Investor, (ii) no provision of the Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought.

The net proceeds received by the Company under the Agreement will depend on the frequency and prices at which the Company sells Shares to the Investor. The Company expects that any proceeds received from such sales to the Investors will be used for working capital and general corporate purposes.

Why We Need Stockholder Approval

Our Class A Common Stock is listed on The Nasdaq Capital Market, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635. Below is an overview of the relevant provisions of Nasdaq Listing Rule 5635 as they relate to the issuance of Class A Common Stock under the ELOC Share Issuance Proposal.

Nasdaq Listing Rule 5635(d)(2)

Pursuant to Nasdaq Listing Rule 5635(d)(2), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement, or the “Minimum Price.”

Nasdaq Listing Rule 5635(b)

Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to an issuance of securities that could result in a “change of control” of a listed company, which for Nasdaq purposes is generally deemed to occur when, as a result of an issuance, an investor or a group of investors acquires, or has the right to acquire, 20% or more of the outstanding equity or voting power of the company and such ownership or voting power would be the company’s largest ownership position.

Potential Effects of Approval of this Proposal

The issuance of shares of Class A Common Stock to the Investor pursuant to the terms of the Agreement, including any shares that may be issued below the Nasdaq Minimum Price, would result in an increase in the number of shares of Class A Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership. Because the number of shares of Class A Common Stock that may be issued to the Investor pursuant to the Agreement is determined based on the market price at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs.

Potential Effects of Non-Approval of this Proposal

If our stockholders do not approve the ELOC Share Issuance Proposal, we will not have the right to request advances of up to $500,000 from the Investor and we will not be entitled to require the Investor to purchase shares under the terms of the Agreement.

Vote Required and Board’s Recommendation

Approval of the ELOC Share Issuance Proposal requires the affirmative vote of a majority of shares present in person via the live webcast or represented by proxy at which a quorum is present at the Special Meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will be counted as votes “against” the ELOC Share Issuance Proposal. Brokerage firms do not have authority to vote beneficial owners’ shares held by the firms in street name on this proposal. If you do not instruct your broker how to vote, a broker non-vote will occur. Broker non-votes will have no effect on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ELOC SHARE ISSUANCE PROPOSAL.

PROPOSAL THREE

APPROVAL OF POTENTIAL ISSUANCE OF SHARES OF OUR COMMON STOCK UNDER THE SECURITIES PURCHASE AGREEMENT EFFECTIVE AS OF MARCH 20, 2025

Overview

You are being asked to consider and vote upon a proposal that provides for the potential issuance in excess of 20% of our shares of our Class A Common Stock pursuant to the Securities Purchase Agreement (the “SPA”) with Mast Hill Fund, L.P. (“Mast Hill”), and the related senior secured promissory note in the aggregate principal amount of $1,666,666.67 (the “Note”) and warrant (the “Warrant”) issued pursuant to the SPA. The information set forth in this SPA Share Issuance Proposal is qualified in its entirety by reference to the full text of the Securities Purchase Agreement attached as Exhibits 10.1, 4.1, and 4.2 to our Current Report on Form 8-K filed with the SEC on March 26, 2025. Stockholders are urged to carefully read these documents.

On March 20, 2025, the Company entered into the SPA with Mast Hill for the issuance of the Note, which is a 5% senior secured promissory note in the aggregate principal amount of $1,666,666.67 convertible into shares of Class A Common Stock, with a maturity date of September 20, 2026, as well as the issuance of up to 200,000 shares of Class A Common Stock as a commitment fee and the Warrant, providing for the purchase of up to 200,000 shares of Class A Common Stock. The Company and its subsidiaries also entered into that certain subsidiary guarantee agreement (the “Subsidiary Guarantee”), in favor of the Investor pursuant to which the Guarantors guarantee all of the obligations of the Company under the Purchase Agreement, the Note, and other transaction documents. The transaction closed on March 20, 2025 (the “Closing Date”).

Principal amount and interest under the Note are convertible into shares of the Company’s Class A Common Stock at a conversion price of $0.65 per share, subject to adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the Class A Common Stock as provided in the Note. In addition, if the Company fails to make an amortization payment when due, the conversion price shall be adjusted to the lower of (i) the then applicable Conversion Price under the Note or (ii) the volume weighted average price on the trading day immediately preceding the applicable conversion date, subject to a floor of $0.10.

The Note requires certain monthly amortization payments (“Amortization Payments”) of principal and accrued interest commencing with all accrued and unpaid interest and increasing to as high as $138,888.88 plus all accrued and unpaid interest. The last Amortization Payment before the remainder of the Note is due and payable at maturity on September 20, 2026.

The SPA contains customary representations, warranties, and covenants of the Company and Mast Hill.

The Note provides that the Company shall not effect any conversion of the Note to the extent that, after giving effect to the conversion, Mast Hill (together with its affiliates), would beneficially own a number of shares of Class A Common Stock exceeding 4.99% of the number of shares of Class A Common Stock outstanding on such date immediately after giving effect to such conversion, or the “Beneficial Ownership Limitation” and such conversion is limited to the Exchange Cap until stockholder approval is obtained.

Upon the occurrence of certain events of default described in the Note, including, among others, our failure to pay amounts due and payable under the Note, events of insolvency or bankruptcy, failure to observe covenants contained in the SPA, the Registration Rights Agreement (the “RRA”) and the Note, breaches of representations and warranties in the SPA, RRA and Note, and occurrence of other events, subject to the Company’s right to cure certain types of defaults, the Note will become immediately due and payable at a 150% premium. In the case of a breach of the Subsidiary Guarantee or breaches of representations and warranties in the Subsidiary Guarantee, the Note will become immediately due and payable at a 200% premium.

Additional information concerning the SPA, RRA, Note, Warrant and Subsidiary Guarantee is contained in our Current Reports on Form 8-K filed with the SEC on March 26, 2025.

Why We Need Stockholder Approval

Our Class A Common Stock is listed on The Nasdaq Capital Market, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635. Below is an overview of the relevant provisions of Nasdaq Listing Rule 5635 as they relate to the issuance of Class A Common Stock under the SPA Share Issuance Proposal.

Nasdaq Listing Rule 5635(d)(2)

Pursuant to Nasdaq Listing Rule 5635(d)(2), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement, or the “Minimum Price.”

Nasdaq Listing Rule 5635(b)

Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to an issuance of securities that could result in a “change of control” of a listed company, which for Nasdaq purposes is generally deemed to occur when, as a result of an issuance, an investor or a group of investors acquires, or has the right to acquire, 20% or more of the outstanding equity or voting power of the company and such ownership or voting power would be the company’s largest ownership position.

Potential Effects of Approval of this Proposal

The issuance of shares of Class A Common Stock to the Investor pursuant to the terms of the Agreement and the related Note and Warrant, including any shares that may be issued below the Nasdaq Minimum Price, would result in an increase in the number of shares of Class A Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership. Because the number of shares of Class A Common Stock that may be issued to the Investor pursuant to the Agreement, and related Note and Warrant, is determined based on the market price at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs.

Potential Effects of Non-Approval of this Proposal

If our stockholders do not approve the SPA Share Issuance Proposal, we will not have the right to issue the Investor all of the shares contemplated under the Agreement and the related Note and Warrant.

Vote Required and Board’s Recommendation

Approval of the SPA Share Issuance Proposal requires the affirmative vote of a majority of shares present in person via the live webcast or represented by proxy at which a quorum is present at the Special Meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will be counted as votes “against” the SPA Share Issuance Proposal. Brokerage firms do not have authority to vote beneficial owners’ shares held by the firms in street name on this proposal. If you do not instruct your broker how to vote, a broker non-vote will occur. Broker non-votes will have no effect on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE SPA SHARE ISSUANCE PROPOSAL.

PROPOSAL FOUR

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT THE PROPOSALS

If at the Special Meeting, the number of votes represented by shares of capital stock entitled to vote present or represented by proxy and voting in favor of Proposals No. One, Two and Three is insufficient to approve the proposal or establish a quorum, our Board may move to adjourn the Special Meeting in order to enable our Board to continue to solicit additional proxies in favor of such proposal.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning or postponing the Special Meeting and any later adjournments, if necessary. If our stockholders approve the Adjournment Proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of Proposal One, Proposal Two, and Proposal Three including the solicitation of proxies from stockholders that have previously voted against the proposals. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against Proposal One, Proposal Two and Proposal Three have been received, we could adjourn or postpone the Special Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of such proposal.

Vote Required for Approval of this Proposal and Recommendation

Approval of the Adjournment Proposal requires the affirmative vote of a majority of shares present in person via the live webcast or represented by proxy at the Special Meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will be counted as votes “against” the Adjournment Proposal. Brokerage firms do not have authority to vote beneficial owners’ shares held by the firms in street name on this proposal. If you do not instruct your broker how to vote, a broker non-vote will occur. Broker non-votes will have no effect on this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO ESTABLISH A QUORUM AND/OR SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO APPROVE PROPOSALS NO. ONE, TWO AND THREE.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our shares as of the Record Date by:
•each named executive officer;
•each of our directors;
•our directors and executive officers as a group; and
•each person or entity known by us to own beneficially more than 5% of our Class A Common Stock and Class B Common Stock (by number or by voting power).

In accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 15,695,959 shares of Class A Common Stock and 7,416,414 shares of Class B Common Stock outstanding as of the Record Date. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares subject to options held by the person that are currently exercisable, or exercisable or would vest based on service-based vesting conditions within 60 days of the Record Date. However, except as described above, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o CaliberCos Inc. 8901 E. Mountain View Rd., Ste 150, Scottsdale, Arizona 85258.

	Shares Beneficially Owned(1)
Name of Beneficial Owner	Class A Common Stock		Class B Common Stock		% Total Voting Power(2)(3)
	Shares	%	Shares	%
Named Executive Officers and Directors
Jennifer Schrader(4)	271,288	1.6%	3,709,693	50.0%	40.8%
John C. Loeffler, II(5)	291,287	1.7%	3,706,721	50.0%	40.8%
Roy Bade(6)	952,334	5.5%	—	—%	1.0%
Jade Leung(7)	843,763	4.8%	—	—%	*
William Gerber(8)	190,982	1.1%	—	—%	*
Michael Trzupek(9)	189,036	1.1%	—	—%	*
Daniel P. Hansen(10)	272,125	1.6%	—	—%	*
Lawrence Taylor(13)	171,101	*	—	—%	*
Ignacio Martinez(11)	253,460	1.5%	—	—%	*
Directors, Director Nominees and Executive Officers as a Group (9 Persons)(12)	3,435,376	19.7%	7,416,414	100.0%	84.7%
5% Beneficial Owners:
Donnie R. Schrader(14)	3,390,736	19.4%	—	—%	3.7%

__________________________________
*Indicates ownership of less than 1%
(1) In computing the number of shares of Common Stock beneficially owned by a person and the percentage of beneficial ownership of that person, shares of Common Stock underlying restricted stock units or options held by that person that are convertible or exercisable, as the case may be, within 60 days of the Record Date are included. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(2) Does not give effect to (i) the conversion of Class B Common Stock to Class A Common Stock, (ii) the conversion of convertible debt securities into Class A Common Stock, (iii) the conversion of Series A Preferred Stock into Class A Common Stock or (iv) the vesting of any issued and outstanding stock options or restricted stock units outstanding as of the date hereof under either the 2017 Plan or the 2024 Plan and excludes shares of Class A Common Stock reserved for future issuance pursuant to outstanding awards under our 2024 Plan. None of the named executive officers and directors or Donnie Schrader beneficially own any convertible debt securities. In addition, no holder of convertible debt would become a beneficial owner of 5% or more of the Company’s Class A Common Stock should any such holder convert all convertible debt held by such holder within 60 days of the Record Date.
(3) Percentage total voting power represents voting power with respect to all shares of our Class A Common Stock and Class B Common Stock, as a single class. Each holder of Class B Common Stock is entitled to ten votes per share of Class B Common Stock and each holder of Class A Common Stock is entitled to one vote per share of Class A Common Stock on all matters submitted to our stockholders for a vote. The Class A Common Stock and Class B Common Stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law. The Class B Common Stock is convertible at any time by the holder into shares of Class A Common Stock on a share-for-share basis.
(4) Includes 245,154 fully vested restricted stock units (“RSUs”) and 26,134 RSUs vesting within 60 days of the Record Date, which represent a contingent right to receive Class A Common Stock upon vesting. Class A Common Stock does not include shares of Class A Common Stock held by Jennifer Schrader’s spouse Donnie Schrader. Ms. Schrader disclaims beneficial ownership of all shares of Class A Common Stock held by Donnie Schrader, except to the extent of her pecuniary interest, if any, therein. See also footnote 13.
(5) Includes 19,999 shares of Class A Common Stock, 245,154 fully vested RSUs, and 26,134 RSUs vesting within 60 days of the Record Date, which represent a contingent right to receive Class A Common Stock upon vesting. Class B Common Stock includes 1,778,989 shares held in The C LO 2021 Irrevocable Trust under agreement of which Mr. Loeffler is trustee.
(6) Includes 445,888 fully vested and exercisable stock options, 416,792 fully vested RSUs, 18,992 RSUs vesting within 60 days of the Record Date, which represent a contingent right to receive Class A Common Stock upon vesting, and 70,662 shares of Class A Common Stock held by Wave Investments LLC of which Mr. Bade is the sole manager.
(7) Includes 28,500 share of Class A Common Stock, 445,888 fully vested and exercisable stock options, 347,739 fully vested RSUs, and 21,636 RSUs vesting within 60 days of the Record Date, which represent a contingent right to receive Class A Common Stock upon vesting.
(8) Includes 13,006 shares of Class A Common Stock and 177,976 fully vested and exercisable stock options.
(9) Includes 11,060 shares of Class A Common Stock and 177,976 fully vested and exercisable stock options.
(10) Includes 109,012 shares of Class A Common Stock and 163,113 fully vested and exercisable stock options.
(11) Includes 65,625 fully vested and exercisable stock options, 164,636 fully vested RSUs, 16,949 RSUs vesting within 60 days of the Record Date, which represent a contingent right to receive Class A Common Stock upon vesting, and 6,250 stock options exercisable within 60 days of the Record Date.
(12) Includes 1,645,817 fully vested stock options and options exercisable within 60 days of the Record Date and 109,845 RSUs vesting within 60 days of the Record Date.
(13) Includes 8,000 shares of Class A Common Stock and 163,101 fully vested and exercisable stock options.
(14) Based on information known to the Company and Mr. Schrader’s Form 3 filed May 15, 2023. Does not include Class A Common Stock or Class B Common Stock held by Donnie Schrader’s spouse Jennifer Schrader. Mr. Schrader disclaims beneficial ownership of all shares of Common Stock held by Jennifer Schrader, except to the extent of his pecuniary interest, if any, therein.

STOCKHOLDER PROPOSALS

Stockholders wishing to include proposals in the proxy materials in relation to our 2025 Annual Meeting of Stockholders must submit the same in writing, by mail, first-class postage pre-paid, to the Company’s Corporate Secretary, which must be received at our executive office on or before January 16, 2025 (unless the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s meeting, in which case the deadline will be a reasonable period of time prior to the date we begin to print and send our proxy materials for the annual meeting). Our Board of Directors will review any stockholder proposals that are filed as required and, with the assistance of our Corporate Secretary, will determine whether such proposals meet the criteria prescribed by Rule 14a-8 under the Exchange Act for inclusion in our 2025 proxy solicitation materials or consideration at the 2025 Annual Meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

To be eligible for consideration at the 2025 Annual Meeting of Stockholders, any proposal that is a proper subject for consideration which has not been submitted by the deadline for inclusion in the proxy statement (as set forth above) and any nomination for director must comply with the procedures specified in our Bylaws. These procedures require, among other things, that any such proposal or nomination be received by the Corporate Secretary not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day in advance of the one year anniversary of the previous year’s annual meeting of stockholders. For the 2025 Annual Meeting of Stockholders, proposal must be received between February 28, 2025 and March 30, 2025. Any stockholder considering submitting a nominee or proposal for action at our 2025 Annual Meeting of Stockholders is directed to the Company’s Bylaws, which contain additional requirements as to submission of nominations for directors or proposals for stockholder action. Copies of the Bylaws may be obtained upon request to the Company’s Corporate Secretary. Stockholder proposals or nominations must include the specified information concerning the stockholder and the proposal or nominee as described in our Bylaws.

In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 29, 2025.

All submissions to, or requests of, the Corporate Secretary should be made to CaliberCos Inc., 8901 E. Mountain View Rd. Ste. 150, Scottsdale, Arizona 85258.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as an appendix to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document referenced herein or included as an appendix to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about any proposal by contacting us at the following address:

CaliberCos Inc.
Attn: Corporate Secretary
8901 E. Mountain View Rd., Ste. 150
Scottsdale, Arizona 85258.

STOCKHOLDER COMMUNICATION WITH OUR BOARD OF DIRECTORS

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing to them c/o Corporate Secretary, CaliberCos Inc., 8901 E. Mountain View Rd. Ste. 150, Scottsdale, Arizona 85258, specifying whether the communication is directed to the entire Board or to a particular director. Your letter should indicate that you are a CaliberCos Inc. stockholder. Letters from stockholders are screened, which includes filtering out improper or irrelevant topics, and depending on subject matter, will be forwarded to (i) the director(s) to whom addressed or appropriate management personnel, or (ii) not forwarded.

OTHER MATTERS

As of the date of this proxy statement our Board of Directors does not intend to present at the Special Meeting any other matters than those described herein and does not know of any other matters that will be presented by other parties.

By order of the Board of Directors,

John C. Loeffler, II
Chairman and Chief Executive Officer
Dated: [_______], 2025

Appendix A

CERTIFICATE OF AMENDMENT
OF
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CALIBERCOS INC.

(a Delaware corporation)

CALIBERCOS INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: The name of the Corporation is CaliberCos Inc. The Corporation was incorporated by filing its Certificate of Incorporation with the Delaware Secretary of State on June 7, 2018. On May 16, 2023, the Corporation filed a Third Amended and Restated Certificate of Incorporation, which was amended by a Certificate of Designation filed November 26, 2024, and a Certificate of Designation filed March 5, 2025 (as amended, the "Certificate of Incorporation").

SECOND: Pursuant to Section 242 of the Delaware General Corporation Law (the "DGCL"), Section 4.01 of Article IV of the Certificate of Incorporation is hereby amended by adding the following subsection (b) thereto:
(b) Reverse Stock Split. At the Effective Time of this Certificate of Amendment,

(i) Each [*] [(#)] share of Class A Common Stock, par value $0.001) per share (the "Class A Common Stock") issued and outstanding immediately prior to the Effective Time shall be automatically combined into and automatically become one (1) validly issued, fully paid and non-assessable share of Class A Common Stock of the Corporation, without any further action by the Corporation or the holder thereof (the "Class A Reverse Stock Split");

(ii) Each [*] [(#)] share of Class B Common Stock, par value $0.001 per share (the "Class B Common Stock" and with the Class B Common Stock, the "Common Stock"), issued and outstanding immediately prior to the Effective Time shall be automatically combined into and automatically become one (1) validly issued, fully paid and non-assessable share of Class B Common Stock of the Corporation, without any further action by the Corporation or the holder thereof (the "Class B Reverse Stock Split" and with the Class A Reverse Stock Split, the "Reverse Stock Split");

(iii) No fractional shares shall be issued in connection with the Reverse Stock Split; any fractional shares resulting from each of the Class A Reverse Stock Split and the Class B Reverse Stock Split that are held by an individual stockholder will be aggregated subsequent thereto and each such fractional share resulting from such aggregation shall be rounded up to the nearest whole share;

(iv) In each case, the authorized shares of the Corporation shall remain as set forth in the Certificate of Incorporation.

THIRD: The foregoing amendments were duly adopted and approved by the board of directors and the stockholders of the Corporation pursuant to Section 242 of the DGCL.

FOURTH: On [*], 2025, the board of directors of the Corporation determined that each [*] [(#)] shares of the Corporation's Common Stock, par value $0.001 per share, outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $0.001 per share. The Corporation publicly announced this ratio on [*], 2025.

FIFTH: This Certificate of Amendment shall become effective at 12:01 a.m. (local time in Wilmington, Delaware) on May 8, 2025.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this ____ day of April 2025.
CALIBERCOS INC.
By:
John C. Loeffler II
Chief Executive Officer

PRELIMINARY ClearTrust, LLC - Proxy Agent 16540 Pointe Village Dr., Ste 210 Lutz, Florida 33558 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY * SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999 ONLINE (FASTEST AND EASIEST): • Go to: www.cleartrustonline.com/cwd • Have your Proxy Card ready • Click "Vote Here" and enter your control number to record your vote MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided PHONE: • Call 1-813-235-4490 • Have your Proxy Card ready • Request to vote your proxy EMAIL: • Email Inbox@cleartrusttransfer.com • Provide your control number and the order you would like to voteSPECIAL MEETING OF STOCKHOLDERS CALIBERCOS INC. THE CONTROL NUMBER BELOW TO VOTE ONLINEUSE AND JOIN THE VIRTUAL MEETING. DATE: TIME: LOCATION: April 21, 2025 10:00 AM Mountain Standard Time Virtual at www.cleartrustonline.com/cwd CONTROL NUMBER: This proxy is being solicited on behalf of the Board of Directors undersigned hereby appoints John C. Loeffler, II and Jade Leung (the "Named Proxies"), and each or any of them, as proxiesThe the undersigned, with full power of substitution and revocation, and authorizes each of them, to vote all the shares offor stock of CaliberCos Inc. (the "Company"), which the undersigned is entitled to vote at the Special Meeting ofcommon of the Company and any adjournment or postponement thereof upon the matters specified and upon such otherStockholders matters as may be properly brought before the meeting or any adjournment or postponement thereof. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTEDTHE the Amendment to effect a reverse stock split under Proposal One, FOR the potential issuance of Class A Common StockFOR to the Equity Purchase Agreement dated March 20, 2025, in accordance with Nasdaq Listing Rule 5635 under Proposalpursuant FOR the potential issuance of Class A Common Stock pursuant to a securities purchase agreement, senior securedTwo, note, each dated March 20, 2025, and warrant in accordance with Nasdaq Listing Rule 5635, under Proposal Three,promissory FOR the adjournment of the Special Meeting if necessary, under Proposal Four. This proxy, when properly executed, will beand voted in the manner directed herein. are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box ifYou wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unlessyou sign (on the reverse side) and return this card or otherwise provide voting instructions by phone or on the internet asyou described above. Continued and to be signed on the reverse side

CALIBER
THE WEALTH DEVELOPMENT COMPANY

SPECIAL MEETING OF STOCKHOLDERS

PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
	FOR	AGAINST	ABSTAIN	FOR
1. Approval of an amendment of our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding common stock at an exchange ratio between 1-for-5 to 1-for-20, as determined by the Board of Directors	☐	☐	☐	
	FOR	AGAINST	ABSTAIN	FOR
2. Approval for the purpose of complying with the applicable provisions of Nasdaq Listing Rule 5635 of the potential issuance of shares of our Class A Common Stock pursuant to an Equity Purchase Agreement, dated March 20, 2025, by and between the Company and Mast Hill, L.P.	☐	☐	☐	
	FOR	AGAINST	ABSTAIN	FOR
3. Approval for the purpose of complying with the applicable provisions of Nasdaq Listing rule 5635 of the potential issuance of our Class A Common Stock pursuant to a securities purchase agreement and senior secured promissory note, each dated March 20, 2025, and warrant issued pursuant to the SPA.	☐	☐	☐	
	FOR	AGAINST	ABSTAIN	FOR
4. Adjournment of the Special Meeting, if necessary.	☐	☐	☐	

Signature (and Title if applicable) Date

Signature (if held jointly) Date

99
LAST NAME,FIRST

SPECIAL MEETING OF STOCKHOLDERS BOARD OF DIRECTORS RECOMMENDSYOUR VOTEPROPOSAL FOR ABSTAINAGAINST FOR 1. of an amendment of our Third Amended and RestatedApproval of Incorporation to effect a reverse stock split of theCertificate common stock at an exchange ratio between 1-for-5outstanding to 1-for-20, as determined by the Board of Directors FOR ABSTAINAGAINST FOR for the purpose of complying with the applicableApproval of Nasdaq Listing Rule 5635 of the potential issuance ofprovisions of our Class A Common Stock pursuant to an Equityshares Agreement, dated March 20, 2025, by and between thePurchase Company and Mast Hill, L.P. 2. FOR ABSTAINAGAINSTFOR 3. for the purpose of complying with the applicableApproval of Nasdaq Listing rule 5635 of the potential issuance ofprovisions Class A Common Stock pursuant to a securities purchaseour and senior secured promissory note, each datedagreement March 20, 2025, and warrant issued pursuant to the SPA. FOR ABSTAINAGAINSTFOR 4. Adjournment of the Special Meeting, if necessary. Authorized Signatures - Must be completed for your instructions to be executed. sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees,Please etc., should include title and authority. Corporations should provide full name of corporation and title of authorizedadministrators, officer signing the Proxy. Signature (and Title if applicable) Signature (if held jointly)Date Date SAVE TIME & REDUCE COSTS! PLEASE CONSIDER VOTING ONLINE RATHER THAN BY MAIL. 99 LAST NAME,FIRST